As filed with the Securities and Exchange Commission on January 28, 2016
Securities Act File No. 333-94671
Investment Company Act File No. 811-09781

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 115	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 115	[X]

PFS Funds
(Exact Name of Registrant as Specified in Charter)

1939 Friendship Drive, Suite C, El Cajon, California 92020
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (619) 588-9700

CT Corporation
155 Federal St., Suite 700, Boston, MA 02110
(Name and Address of Agent for Service)

With Copies to:

Ross Provence	John H. Lively
PFS Funds	The Law Offices of John H. Lively & Associates, Inc.
1939 Friendship Drive, Suite C	A member firm of The 1940 Act Law GroupTM
El Cajon, California 92020	11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

It is proposed that this filing will become effective:
[  ] immediately upon filing pursuant to paragraph (b);
[  ] on (date) pursuant to paragraph (b);
[  ] 60 days after filing pursuant to paragraph (a)(1);
[X] on March 31, 2016 pursuant to paragraph (a)(1);
[  ] 75 days after filing pursuant to paragraph (a)(2); or
[  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A FORM N-1A PROSPECTUS

Christopher Weil & Company Core Investment Fund (CWCFX) Christopher Weil & Company Global Dividend Fund (CWGDX) For Investors Seeking Long-Term Capital Appreciation

Prospectus March 31, 2016

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section

Christopher Weil & Company Core Investment Fund
Investment Objective	1
Fees and Expenses of the Core Investment Fund	1
The Principal Investment Strategy of the Core Investment Fund.	2
The Principal Risks of Investing in the Core Investment Fund	2
Performance History	4
Management	4

Christopher Weil & Company Global Dividend Fund
Investment Objective	5
Fees and Expenses of the Global Dividend Fund	5
The Principal Investment Strategy of the Global Dividend Fund.	6
The Principal Risks of Investing in the Global Dividend Fund	6
Performance History	8
Management	8

Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9

Investment Objective, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

Investment Objectives	10
The Investment Selection Process Used by the Core Investment Fund	10
The Investment Selection Process Used by the Global Dividend Fund	11
The Principal Risks of Investing in the Funds	11
Portfolio Holdings Disclosure	13

Management

The Investment Adviser	13

Shareholder Information

Pricing of Fund Shares	15
Customer Identification Program	15
Investing in the Funds	16
Investments Made Through Brokerage Firms or Other Financial Institutions	16
Minimum Investments	16
Types of Account Ownership	16
Instructions For Opening and Adding to an Account	17
Telephone and Wire Transactions	17
Tax-Deferred Plans	18
Types of Tax-Deferred Accounts	18
Automatic Investment Plans	19
Dividend Reinvestment	19
Instructions For Selling Fund Shares	19
Additional Redemption Information	20
Shareholder Communications	21
Dividends and Distributions	21
Market Timing	21
Taxes	22
Privacy Notice	23
Financial Highlights	24
Other Fund Service Providers	25

Summary Section - Christopher Weil & Company Core Investment Fund

Investment Objective

  The Christopher Weil & Company Core Investment Fund ("Core Investment Fund") seeks long- term capital appreciation.

Fees and Expenses of the Core Investment Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Core Investment Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees (on shares sold after holding them for 90 days	2.00%
or less as a percentage of the amount redeemed)

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution 12b-1 Fees	0.00%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.50%
Fee Waiver and/or Expense Reimbursement(1)	(0.25%)
Total Annual Fund Operating Expenses After Waiver	1.25%

(1)Effective April 1, 2016, the Adviser has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Core Investment Fund’s average daily net assets. Additionally, effective April 1, 2016, the Adviser has contractually agreed to waive a portion of its Services Fee to 0.20% of the Core Investment Fund’s average daily net assets greater than $35 million. These waivers will automatically terminate on March 31, 2017 unless they are renewed by the Adviser. The Adviser will not terminate these waivers prior to March 31, 2017.

Expense Example

The following example is intended to help you compare the cost of investing in the Core Investment Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Core Investment Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Core Investment Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$xxx	$xxx	$xxx	$xxx

Portfolio Turnover

The Core Investment Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may lead to higher transaction costs and may result in higher taxes when Core Investment Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was ___% of the average value of its portfolio.

Prospectus 1

The Principal Investment Strategy of the Core Investment Fund

The Core Investment Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities. Under normal market conditions the Core Investment Fund invests primarily in common stocks of companies with market capitalizations of $1 billion or more. The Core Investment Fund may also invest in other types of equity securities, such as preferred securities. The Core Investment Fund will normally hold a core position of between 25 and 40 securities. From time to time, the Core Investment Fund may invest more than 20% of its assets in a particular sector.

The Core Investment Fund's investment adviser (the "Adviser"), Christopher Weil & Company, Inc., uses fundamental analysis to identify securities the Adviser believes are trading at a discount to their estimated value. The Adviser considers both fundamentals and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its current low, a low debt level or high interest coverage, a low price-to-earnings ratio, a low price-to-book ratio, the company's free cash flow, the company's dividend yield, and the company's return on equity.

The Adviser also seeks to invest in companies that have a defensible competitive advantage, relevant products, competent and shareholder-oriented management, and growth. Although tending to focus on U.S. companies, the Adviser may also invest in foreign companies with these attributes. The Core Investment Fund's foreign investments, if any, consist primarily of depositary receipts ("DRs"). DRs are certificates issued by a U.S. bank that represent a certain amount of shares of a foreign company on a foreign or U.S. based stock exchange. The Core Investment Fund may also invest up to 25% of its net assets in securities of companies located in emerging markets.

The Adviser sells or reduces the Core Investment Fund's position in a security (1) when it reaches the Adviser's estimate of its fair value, (2) when its economic fundamentals have deteriorated, (3) when technical factors point toward continued selling pressure for an extended period or (4) when the facts underlying the decision to put the security in the Core Investment Fund's portfolio have changed.

The Core Investment Fund may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Although the Adviser intends to invest primarily in equity securities, it may also invest the Fund's assets in fixed income securities.

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in equity securities. To the extent the Fund holds all or a portion of its assets in cash or cash-equivalents as a temporary defensive position, the Fund will not be pursuing its investment objective.

The Principal Risks of Investing in the Core Investment Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Core Investment Fund invests. There is risk that these and other factors may adversely affect the Core Investment Fund's performance. The loss of money is a risk of investing in the Core Investment Fund.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Core Investment Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Core Investment Fund's investments goes down, your investment in the Core Investment Fund decreases in value and you could lose money.

Prospectus 2

Risks of Small and Medium Capitalization Companies. The Core Investment Fund invests in the stocks of small and medium capitalization companies, which may subject the Core Investment Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets and may experience higher failure rates than do larger companies.

Options Risk. The Core Investment Fund may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Purchasing and selling of options require additional skills and techniques beyond normal portfolio management. The Core Investment Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Core Investment Fund, and may also subject the Core Investment Fund to higher price volatility.

Fixed Income Securities Risks. Investing in fixed income securities subjects the Core Investment Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates can cause the prices of the Core Investment Fund's investments in fixed income securities to decline. Credit risk is the risk that the issuer of the fixed income securities may not be able to meet interest or principal payments when the securities become due. The Core Investment Fund could lose money or experience a lower rate of return if it holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities. High-yield securities have more credit risk than investment-grade securities.

Sector Risks. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Core Investment Fund's assets in a particular sector, the Core Investment Fund is subject to the risk that companies in the same sector are likely to react similarly to adverse legislative or regulatory changes, adverse market conditions, and/or increased competition affecting that market segment.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Core Investment Fund only if they intend to be patient, long-term investors.

Foreign Risks. Foreign investments carry potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Investment Management Risk. The Adviser's strategy may fail to produce the intended results.

Portfolio Turnover Risk. The Core Investment Fund's investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Prospectus 3

Performance History

The information provides some indication of the risks of investing in the Core Investment Fund by showing changes in the Core Investment Fund's performance from year to year and by showing how the Core Investment Fund's average annual returns for 1 year, and since inception compare with those of a broad measure of market performance. The Core Investment Fund's past performance (before and after taxes) is not necessarily an indication of how the Core Investment Fund will perform in the future. Updated performance information is available on the Core Investment Fund's website at www.cweil.com or by calling 1-888-550-9266. The bar chart shows calendar year total returns for the Core Investment Fund for each full year since its inception.

[chart to be provided]

Best Quarter (September 30, 2013) +9.74%    Worst Quarter (September 30, 2015) -7.84%

Since
AVERAGE ANNUAL TOTAL RETURN			Inception
FOR THE PERIODS ENDED 12/31/15	1 Year		(12/21/11)

Christopher Weil & Company Core Investment Fund
Return Before Taxes		%		%
Return After Taxes on Distributions		%		%
Return After Taxes on Distributions and Sale of Fund Shares		%		%
S&P 500 Index (does not reflect deductions for fees, expenses or taxes)%				%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Christopher Weil & Company, Inc.

Co-Portfolio Managers

Christopher Weil has co-managed the Core Investment Fund since its inception in December 2011. Mr. Weil is the Chairman and Founder of the Adviser.

John Wells has co-managed the Core Investment Fund since its inception in December 2011. Mr. Wells is the President of the Adviser.

For important information about purchase and sale of the Fund's shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled "Purchase and Sale of Shares", "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 9 of the prospectus.

Prospectus 4

Summary Section - Christopher Weil & Company Global Dividend Fund

Investment Objective

  The Christopher Weil & Company Global Dividend Fund ("Global Dividend Fund") seeks long- term capital appreciation.

Fees and Expenses of the Global Dividend Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Global Dividend Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees (on shares sold after holding them for 90 days	2.00%
or less as a percentage of the amount redeemed)

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	1.25%
Distribution 12b-1 Fees	0.00%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.75%
Fee Waiver and/or Expense Reimbursement(1)	(0.50%)
Total Annual Fund Operating Expenses After Waiver	1.25%

(1)Effective April 1, 2016, the Adviser has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Global Dividend Fund’s average daily net assets. Additionally, effective April 1, 2016, the Adviser has contractually agreed to waive a portion of its Services Fee to 0.20% of the Global Dividend Fund’s average daily net assets greater than $35 million. These waivers will automatically terminate on March 31, 2017 unless they are renewed by the Adviser. The Adviser will not terminate these waivers prior to March 31, 2017.

Expense Example

The following example is intended to help you compare the cost of investing in the Global Dividend Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Global Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Global Dividend Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$xxx	$xxx	$xxx	$xxx

Portfolio Turnover

The Global Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Global Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Dividend Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23.02% of the average value of its portfolio.

Prospectus 5

The Principal Investment Strategy of the Global Dividend Fund

The Global Dividend Fund seeks to achieve long-term capital appreciation by investing in undervalued securities. Under normal market conditions, the Global Dividend Fund invests at least 80%, plus the amount of any borrowings for investment purposes, of its net assets in dividend paying equity securities, such as common stocks, ordinary shares and depositary receipts ("DRs"), of issuers located in a minimum of three countries, which may include the United States. The Fund considers a dividend paying company to be a company whose dividend yield is equal to or higher than 2% at the time of purchase based on the dividend payment over the prior 12 months. Under normal market conditions, the Global Dividend Fund also invests at least 40% of its net assets in depositary receipts ("DRs") or equity securities of foreign issuers who have a demonstrated history of paying dividends. The Global Dividend Fund may also invest up to 25% of its net assets in securities of companies located in emerging markets. DRs are certificates issued by a U.S. bank that represent a certain amount of shares of a foreign company on a foreign or U.S. based stock exchange.

The Global Dividend Fund may also invest in other types of equity securities, such as preferred securities. From time to time, the Global Dividend Fund may invest a significant portion of its assets in a particular sector or country.

The Global Dividend Fund's investment adviser (the "Adviser"), Christopher Weil & Company, Inc., uses the principles of value investing to analyze and select equity securities for the Global Dividend Fund's investment portfolio. When buying equity securities, the Adviser uses fundamental analysis to identify securities it believes are trading at a discount to their "intrinsic" value. The Adviser considers both fundamental and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its current low, a low debt level or high interest coverage, a low price-to-earnings ratio, a low price -to-book ratio, the company's free cash flow, the company's dividend yield, and the company's return on equity.

The Adviser sells or reduces the Global Dividend Fund's position in a security (1) when it reaches the Adviser's estimate of its "intrinsic" value, (2) when its economic fundamentals have deteriorated, (3) when technical factors point toward continued selling pressure for an extended period or (4) when the facts underlying the decision to put the security in the Global Dividend Fund's portfolio have changed.

Although the Adviser intends to invest primarily in equity securities, it may also invest the Global Dividend Fund's assets in fixed income securities. The Adviser may also use options to pursue its objective.

As a temporary defensive measure, the Adviser may invest a significant portion of the Global Dividend Fund's assets in cash or cash-equivalents such as money-market funds, certificates of deposit and short-term debt obligations. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Principal Risks of Investing in the Global Dividend Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Global Dividend Fund's investments. There is risk that these and other factors may adversely affect the Global Dividend Fund's performance. The loss of money is a risk of investing in the Global Dividend Fund.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Global Dividend Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Global Dividend Fund's investments goes down, your investment in the Global Dividend Fund decreases in value and you could lose money.

Prospectus 6

Risks of Small and Medium Capitalization Companies. The Global Dividend Fund invests in the stocks of small and medium capitalization companies, which may subject the Global Dividend Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets and may experience higher failure rates than do larger companies.

Foreign Risks. Foreign investments carry potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Options Risk. The Global Dividend Fund may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Purchasing and selling of options require additional skills and techniques beyond normal portfolio management. The Global Dividend Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Global Dividend Fund, and may also subject the Global Dividend Fund to higher price volatility.

Fixed Income Securities Risks. Investing in fixed income securities subjects the Global Dividend Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates can cause the prices of the Global Dividend Fund's investments in fixed income securities to decline. Credit risk is the risk that the issuer of the fixed income securities may not be able to meet interest or principal payments when the securities become due. The Global Dividend Fund could lose money or experience a lower rate of return if it holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities. High-yield securities have more credit risk than investment-grade securities.

Sector Risks. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Global Dividend Fund's assets in a particular sector, the Global Dividend Fund is subject to the risk that companies in the same sector are likely to react similarly to adverse legislative or regulatory changes, adverse market conditions, and/or increased competition affecting that market segment.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Global Dividend Fund only if they intend to be patient, long-term investors.

Investment Management Risk. The Adviser's strategy may fail to produce the intended results.

Prospectus 7

Performance History

The information provides some indication of the risks of investing in the Global Dividend Fund by showing changes in the Global Dividend Fund's performance from year to year and by showing how the Global Dividend Fund's average annual returns for 1 year, and since inception compare with those of a broad measure of market performance. The Global Dividend Fund's past performance (before and after taxes) is not necessarily an indication of how the Global Dividend Fund will perform in the future. Prior to December 19, 2015, the Global Dividend Fund's portfolio was managed by a sub-adviser. Updated performance information is available on the Global Dividend Fund's website at www.cweil.com or by calling 1-888-550-9266. The bar chart shows calendar year total returns for the Global Dividend Fund for each full year since its inception.

[chart to be provided]

Best Quarter (March 31, 2013) +8.85% Worst Quarter (September 30, 2015) -7.58%

Since
AVERAGE ANNUAL TOTAL RETURN		Inception
FOR THE PERIODS ENDED 12/31/15	1 Year	(12/21/11)

Christopher Weil & Company Global Dividend Fund
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
MSCI ACWI Index (does not reflect deductions for fees, expenses or taxes)%		%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Christopher Weil & Company, Inc. is the Global Dividend Fund's investment adviser.

Portfolio Manager

John Wells has managed the Fund since December 2015. Mr. Wells is the President of the Adviser.

For important information about purchase and sale of the Fund's shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled "Purchase and Sale of Shares", "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 9 of the prospectus.

Prospectus 8

Christopher Weil & Company Core Investment Fund Christopher Weil & Company Global Dividend Fund (together "the Funds" and each individually, "a Fund")

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Funds are shown below.

	Initial	Additional
Regular Account	$3,500	$100
Automatic Investment Plan	$3,500	$100	*
IRA Account	$3,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

Shares of the Funds are redeemable. Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Christopher Weil & Company Funds, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-888-550-9266. Purchases and redemptions by telephone are permitted only if you have established this option on your account in advance.

Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Prospectus 9

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objectives

  The Core Investment Fund and the Global Dividend Fund each seek long-term capital appreciation. The objective of each fund is not fundamental and may be changed by the Funds' Board of Trustees without shareholder approval, though shareholders will be provided a minimum 60 days' advance notice of any change in the investment objective of a Fund.

The Investment Selection Process Used by the Core Investment Fund

The Core Investment Fund's investment adviser, Christopher Weil & Company, Inc. (the "Adviser"), uses fundamental analysis to identify securities the Adviser believes are trading at a discount to their estimated value. The Adviser considers both fundamentals and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its current low, a low debt level or high interest coverage, a low price to earnings ratio, a low price to book ratio, the company’s free cash flow, the company’s dividend yield, and the company’s return on equity.

The Adviser also seeks to invest in companies that have a defensible competitive advantage, relevant products, competent and shareholder-oriented management, and growth. Although tending to focus on U.S. companies, the Adviser may also invest in foreign companies with these attributes. The Core Investment Fund's foreign investments, if any, consist primarily of depositary receipts. Depositary receipts are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. Depositary receipts are receipts for foreign-based corporations traded in capital markets around the world. Depositary receipts may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored depositary receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the depositary receipts, as well as costs of custody and dividend payment services may be passed through, in whole or in part, to shareholders. The availability of regular reports regarding the issuer is also a risk as they may not as readily be available in a timely fashion for review by the Adviser.

The Core Investment Fund may also invest up to 25% of its net assets in securities of companies located in emerging markets.

The Adviser also uses technical factors to determine appropriate prices for purchases and sales of portfolio securities

The Adviser sells or reduces the Core Investment Fund's position in a security (1) when it reaches the Adviser's estimate of its fair value, (2) when its economic fundamentals have deteriorated, (3) when technical points point toward continued selling pressure for an extended period or (4) when the facts underlying the decision to put the security in the Core Investment Fund's portfolio have changed.

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in equity securities.

Prospectus 10

The Investment Selection Process Used by the Global Dividend Fund

The Global Dividend Fund's investment adviser (the "Adviser"), Christopher Weil & Company, Inc., uses the principles of value investing to analyze and select equity securities for the Global Dividend Fund's investment portfolio. When buying equity securities the Adviser uses fundamental analysis to identify securities it believes are trading at a discount to their "intrinsic" value. The Adviser considers both fundamentals and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its current low, a low debt level or high interest coverage, a low price to earnings ratio, a low price to book ratio, the company’s free cash flow, the company’s dividend yield, and the company’s return on equity.

The Fund's equity securities may include common stock, ordinary shares, preferred securities, depositary receipts and any other instrument that would generally be considered to constitute an equity security.

The Adviser sells or reduces the Global Dividend Fund's position in a security (1) when it reaches the Adviser's estimate of its "intrinsic" value, (2) when its economic fundamentals have deteriorated, (3) when technicals point toward continued selling pressure for an extended period or (4) when the facts or underlying the decision to put the security in the Global Dividend Fund's portfolio have changed.

Temporary Defensive Positions

The Global Dividend Fund may hold all or a portion of its assets in cash or cash-equivalents as a temporary defensive measure. Under these circumstances, the Global Dividend Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Global Dividend Fund invests in shares of a money market fund, shareholders of the Global Dividend Fund generally will be subject to duplicative management fees.

The Principal Risks of Investing in the Funds

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Funds' investments. There is risk that these and other factors may adversely affect the Funds' performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Funds. An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds. The loss of money is a risk of investing in the Funds.

Risks of Investing in Common Stocks. The Funds invest primarily in common stocks, which subjects the Funds and their shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Funds invest in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Funds. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of each Fund's investments may increase or decrease more than the stock markets in general.

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Risks of Small and Medium Capitalization Companies. To the extent the Funds invest in small and medium capitalization companies, the Funds may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Options Risk. The Funds may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Purchasing and selling of options require additional skills and techniques beyond normal portfolio management. The Funds' use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Funds, and may also subject the Funds to higher price volatility.

Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or whose value declines if interest rates decrease or increase, depending on the Fund's investments. These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid. If so, a Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Fluctuations in interest rates may affect the yield and value of a Fund's investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund's investments may fall. The Funds may invest in short-term securities that, when interest rates decline, affect that Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Funds could lose money if they hold a fixed income security whose issuer is unable to meet its financial obligations. The Funds could lose money or experience a lower rate of return if they hold high-yield fixed income securities that are subject to higher credit risks and are less liquid than other fixed income securities. High-yield securities have more credit risk than investment grade bonds.

Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of a Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which a Fund may be over-weighted will vary.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Funds only if they intend to be patient, long-term investors.

Foreign Risk. To the extent the Funds purchases DRs, which will give the Funds exposure to foreign companies, the Funds may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commis-

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sions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Investment Management Risk. The Adviser's strategies may fail to produce the intended results.

Portfolio Turnover Risk. The Core Investment Fund's investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information ("SAI").

Management

The Investment Adviser

Christopher Weil & Company, Inc. (the "Adviser") is the adviser of the Funds and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Christopher Weil & Company, Inc. is a registered investment adviser. The Adviser was organized in 1992 and its address is 11236 El Camino Real, Suite 200, San Diego, California 92130.

The Adviser manages the investment portfolio of the Funds, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreements, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Core Investment Fund and an investment management fee equal to 1.25% of the average daily net assets of the Global Dividend Fund. For the fiscal year ended November 30, 2015, the Adviser received an investment management fee equal to x%, net of waivers, of the average daily net assets of the Core Investment Fund and an investment management fee equal to 1.25% of the average daily net assets of the Global Dividend Fund. Effective April 1, 2016 the Adviser has contractually agreed to waive a portion of the fees that it is entitled to receive under the Management Agreement such that the Management Fee will be equal to 0.75% of the Core Investment Fund's average daily net assets through March 31, 2017. Effective April 1, 2016 the Adviser has contractually agreed to waive a portion of the fees that it is entitled to receive under the Management Agreement such that the Management Fee will be equal to 0.75% of the Global Dividend Fund's average daily net assets through March 31, 2017. The Management Agreement fee waivers will automatically terminate on March 31, 2017 unless renewed by the Adviser. The Adviser may not terminate the fee waivers before March 31, 2017. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreements between the Trust and the Adviser is available in the Funds’ semi-annual

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report to shareholders dated May 31, 2015. Under each Fund’s Services Agreements the Adviser receives an additional fee of 0.50% and is obligated to pay the operating expenses of the Funds excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2016 the Adviser has contractually agreed to waive a portion of the fees that it is entitled to receive under the Services Agreements to 0.20% with respect to each Fund's average daily net assets greater than $35 million through March 31, 2017. The Services Agreement fee waivers will automatically terminate on March 31, 2017, unless renewed by the Adviser. The Adviser may not terminate the fee waivers before March 31, 2017.

The Adviser (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, these services will not be taken into consideration.

The Core Investment Fund's investment portfolio is managed on a day-to-day basis by Christopher Weil and John Wells. The Global Dividend Fund's investment portfolio is managed on a day-to-day basis by John Wells.

Christopher Weil is the Chairman of the Board of Christopher Weil & Company, Inc., a securities broker-dealer and registered investment advisor. He is also the CEO and President of Storage Managers, Inc. ("SMI") and Chairman of the Board of CWC Asset Advisors, Inc. ("CWCAA"), companies involved in the formation and management of a number of private-equity funds owning various real estate, oil/gas, small business, venture capital and hedge fund assets. Chris entered the securities business in 1963 and formed his own investment firm in 1970. Chris formed The Weil Company (CWC after a name change in 1996) in 1989 to provide portfolio management, investment advisory services. He formed CWCAA in 2000. Chris has been continuously involved as CEO or Chairman of these businesses since their founding. Chris is a graduate of University of California, Los Angeles.

John Wells is a graduate of the University of Redlands with a BA in American and Asian History. In 1993 he joined Christopher Weil & Company, Inc., as Chief Technology Officer and Head Trader. In 2004 he became its President and Chief Executive Officer. John also currently serves as the President and CEO of CWC Asset Advisors, Inc., companies involved in the formation and management of a number of private-equity funds owning various real estate, oil/gas, small business, venture capital and hedge fund assets.

The Funds’ Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

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Shareholder Information Pricing of Fund Shares

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called a Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Asset - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The New York Stock Exchange generally is open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Funds' Transfer Agent, Mutual Shareholder Services plus any applicable sales charge.

If you purchase shares directly from a Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Funds’ assets are generally valued at their market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the adviser may value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders. The Funds’ investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the adviser, subject to the review and oversight of the Funds’ Board of Trustees. The Funds may use pricing services to determine market value.

Because the Funds may hold portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

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Investing in the Funds

You may purchase shares of the Funds through the Distributor or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Funds for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-550-9266. Your initial investment minimum can be found in the table below. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. A Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$3,500	$100
Automatic Investment Plan	$3,500	$100	*
IRA Account	$3,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Funds are unable to debit your predesignated bank account on the day of purchase, the Funds reserve the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Funds (or Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds. Your investment in the Funds should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

• Individual or Joint Ownership Individual accounts are owned by one person. Joint accounts have two or more owners.

• A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

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• Trust An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

• Business Accounts Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

• IRA Accounts See “Tax-Deferred Plans” on page 18.

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT BY MAIL

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to Christopher Weil & Company Funds.

• For IRA accounts, please specify the year for which the contribution is made.

Mail or overnight the application and check to: Christopher Weil & Company Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

TO ADD TO AN ACCOUNT BY MAIL

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to: Christopher Weil & Company Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT BY WIRE

Call 1-888-550-9266 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Funds.

TO ADD TO AN ACCOUNT BY WIRE

Call 1-888-550-9266 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Funds nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Funds' transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Funds nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

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If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Funds. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

• Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

• Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

• Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

• SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

• Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions for each person covered by the plans.

• 403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

• 401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

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Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Funds from your bank or savings account. Your initial investment minimum is $3,500 if you select this option. Shares of the Funds may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Funds.

FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of a Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Funds will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Funds and their shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

  The names(s) and signature(s) of all account owners.
  Your account number.
  The dollar or share amount you want to sell.
  Where to send the proceeds.
  If redeeming from your IRA, please note applicable withholding requirements.
  Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to: Christopher Weil & Company Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

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You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-888-550-9266. Redemption proceeds will only be mailed to your address of record.

  You may only redeem a maximum of $25,000 per day by telephone.
  You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.
  Unless you decline telephone privileges in writing or on your account application, as long as the Funds take reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-888-550-9266.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Funds from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account.
  If you request the redemption proceeds to be sent to a different address than that registered on the account.
  If a change of address request has been received by the Transfer Agent within the last 15 days.
  If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Funds reserve the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-888-550-9266.

Redemptions In-Kind

The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at 1-888-550-9266 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-888-550-9266 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

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Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at 1-888-550-9266 to determine what additional documents are required.

Redemption Initiated by the Funds

Because there are certain fixed costs involved with maintaining your account, the Funds may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Funds indicating their intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Funds may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Funds will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Funds are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Funds. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Funds will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Funds intend to pay capital gain distributions, if any, on an annual basis. The Core Investment Fund intends to pay income distributions, if any, on an annual basis. The Global Dividend Fund intends to pay income distributions, if any, on a quarterly basis. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of a Fund or receive these distributions in cash. Dividends and distributions from the Funds are automatically reinvested in the Funds, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the transfer agent at 1-888-550-9266 or send a written notification to:

Christopher Weil & Company Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements.

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Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Funds for costs that may be imposed by such trades, the Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

The following types of redemptions and exchanges are exempt from the redemption fee:

  Redemption of shares purchased through Plan participant payroll or employer contributions;
  Redemption of shares purchased through reinvestment of dividends or capital gain distributions;
  Redemptions in connection with asset allocation programs that offer automatic re-balancing; wrap-fee accounts and similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options;
  Redemptions following the death of a shareholder or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death.

The Board of Trustees also has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts. The Funds may invest in foreign securities, and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Funds may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Funds have the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Funds out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Funds of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of a Fund.

Redemptions of shares of the Funds are taxable events in which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Funds’ distributions are generally subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Prospectus 22

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund's shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Funds.

PRIVACY NOTICE

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following non-public personal information about you:

     • Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     • Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Prospectus 23

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.

[to be provided]

Prospectus 24

Other Fund Service Providers

Investment Adviser
Christopher Weil & Company, Inc.

Custodian	Distributor
US Bank, N.A.	Rafferty Capital Markets, LLC

Fund Administrator	Transfer Agent
Premier Fund Solutions, Inc.	Mutual Shareholder Services, LLC

Legal Counsel	Independent Registered
The Law Offices of John H. Lively & Associates Inc.,	Public Accounting Firm
a member firm of The 1940 Act Law GroupTM	[to be provided]

Prospectus 25

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

You will also find more information about the Funds on our website at www.cweil.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Funds, and is considered to be a part of this Prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. There are three ways to get a copy of these documents.

1. Call or write for one, and a copy will be sent without charge.

Christopher Weil & Company Funds
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
1-888-550-9266
www.cweil.com

2. Call or write the Public Reference Section of the Securities and Exchange Commission
("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference
Room in Washington D.C.

Public Reference Section of the SEC
Washington D.C. 20549-1520
1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by elec-
tronic request at the following e-mail address: publicinfo@sec.gov

3. Go to the SEC's website (www.sec.gov) and download a text-only version.

SEC file number 811-09781

Christopher Weil & Company Funds 11236 El Camino Real , Suite 200 San Diego, California 92130 1-888-550-9266 www.cweil.com

PART B FORM N-1A STATEMENT OF ADDITIONAL INFORMATION

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND (“CORE INVESTMENT FUND”) CWCFX CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND (“GLOBAL DIVIDEND FUND”) CWGDX

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2016

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Christopher Weil & Company Core Investment Fund and Christopher Weil & Company Global Dividend Fund (collectively the “Funds”) dated March 31, 2016. The SAI incorporates by reference the Funds’ Annual Report for the year ended November 30, 2015 (“Annual Report”). A free copy of the Prospectus can be obtained by going to the Funds website at www.cweil.com, writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-888-550-9266.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	8
THE INVESTMENT ADVISER	10
THE PORTFOLIO MANAGERS	12
TRUSTEES AND OFFICERS	13
AUDIT COMMITTEE	14
BOARD INTEREST IN THE FUNDS	17
COMPENSATION	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
ADDITIONAL TAX INFORMATION	20
PRICING OF FUND SHARES	30
PURCHASES AND SALES THROUGH BROKER DEALERS	31
REDEMPTIONS IN-KIND	31
ANTI-MONEY LAUNDERING PROGRAM	31
CUSTODIAN	32
FUND SERVICES	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
DISTRIBUTOR	33
LEGAL COUNSEL	33
DISCLOSURE OF PORTFOLIO HOLDINGS	33
FINANCIAL STATEMENTS	34
PROXY VOTING POLICIES	34

DESCRIPTION OF THE TRUST AND THE FUNDS

     Christopher Weil & Company Core Investment Fund and Christopher Weil & Company Global Dividend Fund (each a “Fund” and collectively the “Funds”) were organized as diversified series of PFS Funds (the "Trust"), on December 16, 2011 and commenced operations on December 21, 2011. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the "Trust Agreement"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Funds do not have any preemptive rights. The investment adviser to the Funds is Christopher Weil & Company, Inc. (the "Adviser").

     Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

     The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Trust Agreement provides for the perpetual existence of the Trust and the Fund. The Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund or by the Trustees upon notice to shareholders. The Trust Agreement also provides that the Trustees may also terminate the Trust upon written notice to the shareholders, and that shareholders holding at least two-thirds of the Trust’s outstanding shares may terminate the Trust.

     For information concerning the purchase and redemption of shares of the Funds, see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Funds may make and some of the techniques it may use.

     A. Equity Securities. Each Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     B. Foreign Securities. Each Fund may invest in foreign equity securities including Depositary Receipts (“DRs”) and ETFs that hold foreign securities. DRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. DRs are subject to risks similar to those associated with direct investment in foreign securities.

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

     C. Restricted and Illiquid Securities. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

     D. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     E. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     F. Fixed Income Securities. Each Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     G. Financial Services Industry Obligations. Each Fund may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     H. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

     I. Borrowing. Each Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     J. Securities Lending. Each Fund may make long and short term loans of its portfolio securities to (In an amount up to 33 1/3% of Fund assets) parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     K. Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. Most mortgage-backed securities are pass-through securities, meaning that the payments received by a Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

     L. Options Transactions. Each Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     M. Real Estate Investment Trusts. Each Fund may invest in the securities of real estate investment trusts (REITs). REITs offer investors greater liquidity and diversification than direct ownership of properties.

A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

     N. Futures and Options on Futures. Each Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. No physical delivery of the underlying stocks in the index is made. Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss.

     Each Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

     The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements in their long portfolio and to maintain short positions through transactions other than short sales of securities. The need to hedge against market movement risks will depend on the extent of diversification of a Fund’s common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

     Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy and sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

     To the extent a Fund enters into a futures contract, it will deposit in a segregated account with a custodian bank or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

     Transactions involving futures contracts and related options carry risk. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time and a Fund may be unable to promptly liquidate unfavorable positions. Consequently, a Fund may have to hold a position until delivery or expiration regardless of change in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. There is also the risk that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. In addition, the Fund will pay commissions and other costs in connection with such investments.

     O. Other Investment Companies. Each Fund may purchase securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return of any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. However, the Adviser believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

     Investments in other investment companies include investments in exchange traded funds (“ETFs”) such as SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQs and a number of other exchange traded funds (“ETFs”). SPDRs represent ownership in the SPDR S&P 500 ETF Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the NYSE under the symbol “SPY.” DIAMONDS represent ownership in the SPDR Dow Jones Industrial Average ETF Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consists of the 30 component stocks of the Dow. DIAMONDS trade on the NYSE under the symbol “DIA.” QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the PowerShares QQQ Index Tracking Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs are listed on The NASDAQ Stock Market, Inc. under the symbol “QQQ.” The Funds may also invest in a variety of other exchange traded funds. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Funds may invest in new exchange traded shares as they become available. When a Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.

     Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly will bear that Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

     Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

     In addition, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for a fund of funds.

     P. Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or a broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

     Q. Zero Coupon Bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating the Fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

     R. Exchange-Traded Notes. Each Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. ETNs are synthetic instruments in that they do not represent an interest in the ETNs underlying securities. Additionally, because the ETNs are issued by third parties, there is a risk that the party issuing the ETN may default.

INVESTMENT LIMITATIONS

     The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of

Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Funds may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Concentration. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if following the consummation of such merger, consolidation or acquisition results in an investment in the securities of any issuer or a position held that is prohibited by any applicable limitation or restriction of the Fund, the Fund shall, within ninety days (three days in the case of Investment Limitation #1 above) after the consummation of such merger, consolidation or acquisition (or the date of exceeding the borrowing limit with respect to Investment Limitation #1 above), dispose of all of the securities of such issuer or such portion thereof or eliminate such position, as shall be necessary to bring the investment or position within the bounds of the applicable limitation or restriction of the Fund.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Under normal market conditions the Global Dividend Fund invests at least 80% of its net assets in dividend paying equity securities of issuers located in a minimum of three countries, which may include the United States. Under normal market conditions, the Global Dividend Fund also invests at least 40% of its net assets in depositary receipts (“DRs”) or equity securities of foreign issuers who have a demonstrated history of paying dividends. The Global Dividend Fund will not change its 80% Policy without providing shareholders with at least 60 days’ advance notice. The Global Dividend Fund will not change its 40% Policy without providing shareholders with at least 60 days’ advance notice.

     2. Illiquid Investments. A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is Christopher Weil & Company, Inc. (the "Adviser"), located at 11236 El Camino Real, Suite 200, San Diego, California 92130. The Adviser is controlled by Christopher Weil.

     Under the terms of the Management Agreements, the Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Core Investment Fund and an annual investment management fee of 1.25% of the average daily net assets of the Global Dividend Fund. Effective April 1, 2016 the Adviser has contractually agreed to waive a portion of the fees that it is entitled to receive under the Management Agreement such that the Management Fee will be equal to 0.75% of the Core Fund's average daily net assets through March 31, 2017. Effective April 1, 2016 the Adviser has contractually agreed to waive a portion of the fees that it is entitled to receive under the Management Agreement such that the Management Fee will be equal to 0.75% of the Global Dividend Fund's average daily net assets through March 31, 2017. The Management Agreement fee waivers will automatically terminate on March 31, 2017 unless renewed by the Adviser. The Adviser may not terminate the fee waivers before March 31, 2017. For the fiscal year ended November 30, 2013, the Adviser earned management fees equal to $288,959 for the Core Investment Fund and $349,504 for the Global Dividend Fund. For the fiscal year ended November 30, 2014, the Adviser earned management fees equal to $387,760 for the Core Investment Fund and $437,107 for the Global Dividend Fund. For the fiscal year ended November 30, 2015, the Adviser earned management fees equal to $397,026 and waived $64,584 for the Core Investment Fund and earned management fees equal to $430,042 for the Global Dividend Fund.

     Christopher Weil & Company, Inc. was organized in 1989 and has been managing investment accounts and money since that time. The Core Investment Fund's investment portfolio is managed on a day-to-day basis by Christopher Weil and John Wells. The Global Dividend Fund's investment portfolio is managed on a day-to-day basis by John Wells. Prior to December 1, 2015, the investment portfolio of the Global Dividend Fund was managed by a sub-adviser.

     Christopher Weil is the Chairman of the Board of Christopher Weil & Company, Inc., a securities broker-dealer and registered investment advisor. He is also the CEO and President of Storage Managers, Inc. ("SMI") and Chairman of the Board of CWC Asset Advisors, Inc. ("CWCAA"), companies involved in the formation and management of a number of private-equity funds owning various real estate, oil/gas, small business, venture capital and hedge fund assets. Chris entered the securities business in 1963 and formed his own investment firm in 1970. Chris formed The Weil Company (CWC after a name change in 1996) in 1989 to provide portfolio management, investment advisory services. He formed CWCAA in 2000. Chris has been continuously involved as CEO or Chairman of these businesses since their founding. Chris is a graduate of University of California, Los Angeles.

     John Wells is a graduate of the University of Redlands with a BA in American and Asian History. In 1993 he joined Christopher Weil & Company, Inc., as Chief Technology Officer and Head Trader. In 2004 he became its President and Chief Executive Officer. John also currently serves as the President and CEO of CWC Asset Advisors, Inc., a company involved in the formation and management of a number of private-equity funds owning various real estate, oil/gas, small business, venture capital and hedge fund assets.

     The address of Christopher Weil & Company, Inc. is 11236 El Camino Real, Suite 200, San Diego, California 92130.

     The Adviser retains the right to use the name "Christopher Weil & Company Core Investment Fund” and “Christopher Weil & Company Global Dividend Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Christopher Weil & Company Core Investment Fund” and “Christopher Weil & Company Global Dividend Fund" or any derivative thereof automatically ceases ninety days after termination of the Management Agreements and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

     Under the Services Agreements, the Adviser assumes and pays all ordinary expenses of the Funds, except that the Funds pay all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR Fees, underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under each Fund’s Services Agreement, the Adviser receives an annual Services Agreement fee of 0.50% of the average daily net assets of the Funds. The Funds may also pay expenses, as applicable, which they are authorized to pay pursuant to Rule 12b-1 under the Act. Effective April 1, 2016 the Adviser has contractually agreed to waive a portion of the fees that it is entitled to receive under the Services Agreements to 0.20% with respect to each Fund's average daily net assets greater than $35 million through March 31, 2017. The Services Agreement fee waivers will automatically terminate on March 31, 2017, unless renewed by the Adviser. The Adviser may not terminate the fee waivers before March 31, 2017. For the fiscal year ended November 30, 2013, the Adviser earned fees pursuant to the Services Agreements equal to $144,479 for the Core Investment Fund and $139,802 for the Global Dividend Fund. For the fiscal year ended November 30, 2014, the Adviser earned fees pursuant to the Services Agreements equal to $193,880 for the Core Investment Fund and $174,843 for the Global Dividend Fund. For the fiscal year ended November 30, 2015, the Adviser earned fees pursuant to the Services Agreements equal to $198,513 and waived $7,310 for the Core Investment Fund and earned fees pursuant to the Services Agreements equal to $172,017 for the Global Dividend Fund.

     Prior to December 19, 2015, the Adviser utilized the services of a sub-adviser for the Global Dividend Fund. As full compensation for all services rendered, including day-to-day investment decisions for the Global Dividend Fund, the Adviser paid the sub-adviser compensation at the annual rate of 0.625% of the Global Dividend Fund’s average daily net assets from the Adviser’s fee. For the fiscal year ended November 30, 2013, the sub-adviser earned investment sub-advisory fees equal to $174,752 for the Global Dividend Fund. For the fiscal year ended November 30, 2014, the sub-adviser earned investment sub-advisory fees equal to $218,554 for the Global Dividend Fund. For the fiscal year ended November 30, 2015, the sub-adviser earned investment sub-advisory fees equal to $215,021 for the Global Dividend Fund.

THE PORTFOLIO MANAGERS

     Mr. Weil and Mr. Wells (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Core Investment Fund. Mr. Wells is the portfolio manager responsible for the day-to-day management of the Global Dividend Fund. The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2015.

Mr. Weil				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	__	$___ million	__	$___ million
Investment Vehicles
Other Accounts	_,___	$___ million	0	0

Mr. Wells				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	__	$___ million	__	$___ million
Investment Vehicles
Other Accounts	_,___	$___ million	0	0

     As of November 30, 2015 the Adviser managed the accounts listed above. The Adviser has not identified any material conflicts between the Funds and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. Another potential conflicts of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

     Mr. Weil’s and Mr. Wells’ compensation as each Fund’s Portfolio Managers are not a fixed salary. Mr. Weil’s and Mr. Wells’ compensation is not based on Fund performance. There are no bonuses associated with their service to the Funds. Mr. Weil’s and Mr. Wells’ compensation is based upon the Adviser's profitability. Mr. Weil’s and Mr. Wells’ participate directly in all profits and losses of the Adviser, including the advisory fees.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of November 30, 2015.

Dollar Range of Equity Securities in
Name of Portfolio Manager	Dollar Range of Equity Securities in the Global Dividend Fund
the Core Investment Fund
Christopher Weil	$x-$x	$x-$x
John Wells	$x-$x

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, are indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

     Board Leadership Structure. The Chairman of the Board of Trustees is Mr. George Cossolias, who is an “independent person” of the Trust, within the meaning of the 1940 Act. The Board has established an Audit Committee which allows it to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Board of Trustees had determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency. The Board periodically reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and allocates responsibility among the Audit Committee of the Trustees and the full Board in a manner that enhances effective oversight.

     Risk Oversight. Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the each Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Thomas H. Addis III, Allen C. Brown and George Cossolias. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended November 30, 2015, the Audit Committee met 4 times.

     The Board nominates and appoints trustees to fill vacancies on the Board of Trustees and to stand for election at shareholder meetings of the Trust. The nomination of any Independent Trustees to the Board is made in the sole and exclusive discretion of the current Independent Trustees. The Trustees do not consider nominations by shareholders for trustee candidates. Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jeffrey R. Provence. Mr. Jeffrey R. Provence has served as a Trustee since the Trust’s inception in 2000. Mr. Jeffrey R. Provence is the CEO of Premier Fund Solutions, Inc. which provides the Board of Trustees with knowledge related to fund administration. Mr. Jeffrey R. Provence is also a General Partner of Value Trend Capital Management, LP, and has worked in the investment management industry since 1995 providing investment management knowledge to the Board of Trustees.

Thomas H. Addis III. Mr. Addis has served as a Trustee since the Trust’s inception in 2000. Mr. Addis is the Executive Director/CEO of the Southern California PGA. His strategic planning, organizational and leadership skills help the Board set long-term goals.

Allen C. Brown. Mr. Brown has served as a Trustee since June 2010. He has been an estate planning and business attorney since 1970. As a practicing attorney for over four decades, Mr. Brown provides a valued legal perspective to the Board of Trustees.

George Cossolias. Mr. Cossolias has served as a Trustee since the Trust’s inception in 2000, and as the Chairman of the Board of Trustees since May 2013. As a Certified Public Accountant, Mr. Cossolias brings budgeting and financial reporting skills to the Board of Trustees. Mr. Cossolias serves as Chairman of the Trust’s Audit Committee.

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name,	Position(s)	Length	Principal Occupation(s)	Number of	Other
Address (1),	with	of Time	During	Portfolios In	Directorships
and Age	the Trust	Served	Past 5 Years	Fund Complex	Held By
				Overseen By	Trustee
				Trustee	During the
Past 5 Years

Ross C.	President	Indefinite	General Partner and	N/A	N/A
Provence, Year		Term;	Portfolio Manager for
of Birth: 1938		Since 2000	Value Trend Capital
Management, LP
(1995 to current).
Estate planning
attorney (1963 to
current).

Jeffrey R.	Trustee,	Indefinite	CEO, Premier Fund	10	Blue Chip
Provence(2),	Secretary and	Term;	Solutions, Inc. (2001 to		Investor
Year of Birth:	Treasurer	Since 2000	current). General Partner		Funds
1969			and Portfolio Manager for
Value Trend Capital
Management, LP (1995 to
current).

Julian G.	Chief	Chief	Managing Member,	N/A	N/A
Winters,	Compliance	Compliance	Watermark Solutions LLC
Year of Birth:	Officer	Officer Since	(investment compliance
1968		2010	and consulting) since
March 2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, CA 92020.
(2) Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the Investment Company
Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Name,	Position	Length	Principal Occupation(s)	Number of	Other
Address(1),	with	of Time	During	Portfolios In	Directorships
and Age	the Trust	Served	Past 5 Years	Fund Complex	Held By
				Overseen By	Trustee
				Trustee	During the
Past 5 Years

Thomas H.	Independent	Indefinite	Executive Director/CEO,	10	None
Addis III,	Trustee	Term;	Southern California PGA
Year of Birth:		Since 2000	(2006 to current).
1945

Allen C. Brown,	Independent	Indefinite	Co-owner of Stebleton &	10	Blue Chip
Year of Birth:	Trustee	Term;	Brown (1994 to current).		Investor
1943		Since 2010	Estate planning and		Funds
business attorney (1970 to
current).

George	Independent	Indefinite	Partner of CWDL, CPAs	10	Blue Chip
Cossolias,	Trustee	Term;	(February 1, 2014 to		Investor
CPA,		Since 2000	current). Owner of		Funds
Year of Birth:			George Cossolias &
1935			Company, CPAs (1972 to
January 31, 2014).
President of Lubrication
Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

BOARD INTEREST IN THE FUNDS

As of December 31, 2015, the Trustees owned the following amounts in the Funds:

Aggregate Dollar
Name of Trustee	Dollar Range of	Dollar Range of	Range of Equity
	Securities In The	Securities In The	Securities In All
	Christopher Weil &	Christopher Weil &	Registered Investment
	Company Core	Company Global Dividend	Companies Overseen
	Investment Fund	Fund	By Trustee In Family of
Investment Companies
Jeffrey R. Provence(1)	None	None	$x-$x
Thomas H. Addis III	None	None	None
Allen C. Brown	None	None	None
George Cossolias,	None	None	None
CPA

(1)Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

COMPENSATION

     Trustee fees are paid by the advisers to the Funds of the Trust, including the Adviser to the Core Investment Fund and the Global Dividend Fund. Trustees who are deemed "interested persons" of the Trust receive no compensation. Effective March 12, 2015, each Independent Trustee shall receive a $375 per meeting fee for each series portfolio of the Trust unless such series portfolio has not reached (i) 5 years of operations (ii) or $5 million in assets, in such case the fee would be $250 per meeting. Additionally, for each series portfolio with less than one year of operation the maximum per meeting fee received by an Independent Trustee is $250. The following table shows Trustee compensation for the 12-month period ended November 30, 2015:

[to be provided]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Funds’ voting securities and the percentage of the outstanding shares held by such holders, each as of March 18, 2016, are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

[to be provided]

As of ________, the trustees and officers did not own any shares of the Core Investment Fund or the Global Dividend Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of

Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers. For the fiscal year ended November 30, 2013, the Core Investment Fund paid brokerage commissions of $11,695 and the Global Dividend Fund paid brokerage commissions of $5,630. For the fiscal year ended November 30, 2014, the Core Investment Fund paid brokerage commissions of $9,554 and the Global Dividend Fund paid brokerage commissions of $2,018. For the fiscal year ended November 30, 2015, the Core Investment Fund paid brokerage commissions of $_______ and the Global Dividend Fund paid brokerage commissions of $______.

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enables a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives. The portfolio turnover rate for the fiscal year ended November 30, 2014 was 55.55% for the Core Investment Fund and 23.02% for the Global Dividend Fund. The portfolio turnover rate for the fiscal year ended November 30, 2015 was ____% for the Core Investment Fund and ____% for the Global Dividend Fund.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     In addition to being registered as an adviser and managing the Funds, Christopher Weil & Company, Inc. is a limited purpose broker dealer. Christopher Weil & Company, Inc. currently has no intentions of distributing shares of the Funds or execute portfolio trades for the Funds in its capacity as a broker dealer.

     When the Funds and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

ADDITIONAL TAX INFORMATION

     The Core Investment Fund and the Global Dividend Fund shall each be referred to separately as “the Fund” for the purpose of this section. The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

     In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

     A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

  a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
  a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

     A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

     Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

     If a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

     With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

     If a RIC fails this asset-diversification test, such RIC has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

     Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

     If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

     The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on November 30 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on November 30) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years (The Fund has elected under Section 4982(e)(4) to use its fiscal year end as its capital gains year end for federal excise purposes). The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

     The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

     To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

     Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

     Failure to Qualify as a RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

     Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

     Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20% for such gain. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

     As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

     For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

     The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

     Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

     Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

     The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

     For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

     For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

     Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

     Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

     Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

     Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

     Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

     Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

     Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

     A regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

     The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

     Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

     If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

     In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

     Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

     If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

     To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

     A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

     Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

     The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

     Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

     Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

     FATCA. Although the Fund does not allow accounts from foreign jurisdictions at this time, the following disclosure regarding FATCA is nonetheless potentially relevant to the Fund and its investors. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

     The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER DEALERS

     The Funds may be purchased through broker dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

REDEMPTIONS IN-KIND

     The Funds do not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Funds, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. A Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

     US Bank, 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian") has been selected as the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, the Custodian will receive and deliver cash and securities of the Funds in connection with Funds transactions and collect all dividends and other distributions made with respect to each Fund’s portfolio securities. The Custodian will also maintain certain accounts and records of the Funds.

FUND SERVICES

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Funds’ transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

     In addition, MSS provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of each Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,500, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million. For the fiscal year ended November 30, 2013, the Adviser paid MSS $67,203 for transfer agent and accounting services. For the fiscal year ended November 30, 2014, the Adviser paid MSS $75,447 for transfer agent and accounting services. For the fiscal year ended November 30, 2015, the Adviser paid MSS $_____ for transfer agent and accounting services.

     Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Funds with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of each Fund's assets under $200 million, 0.05% of the next $500 million of each Fund's average daily net assets, and 0.03% of the average daily net assets of each Fund thereafter (subject to a minimum monthly fee of $2,500 and any waivers). For the fiscal year ended November 30, 2013, the Adviser paid PFS $56,500 for administrative services. For the fiscal year ended November 30, 2014, the Adviser paid PFS $60,000 for administrative services. For the fiscal year ended November 30, 2015, the Adviser paid PFS $_____ for administrative services. A Trustee of the Trust is the CEO of PFS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of ________________________, has been selected as the independent registered public accounting firm for the Funds for the fiscal year ending November 30, 2016. The independent registered public accounting firm performs an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530, serves as the principal underwriter of the Funds’ shares. The Distributor is a broker-dealer and acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

LEGAL COUNSEL

     The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel for the Trust and Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

     Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Funds’ website, is public information. All other information is non-public information.

     The Funds have an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Distributor, Administrator and Custodian. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Funds’ Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Funds also releases information to Morningstar or other entities that track and rank mutual fund performance on a delayed basis after the information has been filed with the SEC or otherwise made public. The Funds believe, based upon their size and history, that these are reasonable procedures to protect the confidentiality of a Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

     The Funds are prohibited from entering into any arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds, or the Adviser. Additionally, the Funds, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings.

FINANCIAL STATEMENTS

     The financial statements and report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended November 30, 2014. The Funds will provide the Annual Report without charge at written or telephone request.

PROXY VOTING POLICIES

     The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser. The Adviser votes the Funds’ proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Funds’ Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

     The Trust’s policy provides that, if a conflict of interest between the Adviser or its respective affiliates and the Funds arise with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-888-550-9266 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-550-9266 and will be sent within three business days of receipt of a request.

EXHIBIT A PFS FUNDS

PROXY VOTING POLICY AND PROCEDURE

PFS Funds (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Advisor

The Board believes that the investment advisor (or sub-advisor as the case may be) of each Fund (each an “Advisor”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund. Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy (each an “Advisor’s Voting Policy”), a copy of which shall be presented to the Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Advisor’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

Conflict of Interest Transactions

In some instances, an Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Advisor has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Advisor’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Advisor of its final decision on the matter and the Advisor shall vote in accordance with the Board’s decision.

Oversight of the Advisors’ Proxy Voting Compliance Activities

Each Advisor shall present to the Trust’s administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Advisor to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Advisor shall provide a complete voting record, for each series of the Trust for which it acts as advisor, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) The name of the issuer of the portfolio security; (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) The shareholder meeting date; (v) A brief identification of the matter voted on; (vi) Whether the matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast its vote on the matter; (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund has a website, the Fund may post of copy of its Advisor’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

EXHIBIT B

CHRISTOPHER WEIL & COMPANY INC.

PROXY VOTING POLICIES AND PROCEDURES
December 13, 2011

     Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4) -6) and amendments to Rule 204-2 (17 CFR 275.204 -2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

     In order to fulfill its responsibilities under the Act, Christopher Weil & Company Inc. (hereinafter “CWC”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

Proxy Voting Policy

CWC has adopted a proxy voting policy (the "Proxy Policy") that we believe is reasonably designed to ensure that proxies are voted in the best interest of clients.

CWC’s authority to vote the proxies of our clients is established by our Client Proxy Authorization Form, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

Note that, CWC WILL ONLY VOTE PROXIES FOR SECURITIES SELECTED AND PURCHASED BY CWC IC (“covered securities”). PROXY VOTING FOR SECURITIES, NOT SELECTED BY CWC IC, BUT HELD IN CLIENT’S ACCOUNT(S), WILL NOT BE VOTED BY CWC AND ARE THE SOLE RESPONSIBILITY OF THE CLIENT. We do not offer any consulting assistance regarding proxy issues to clients.

Once authorization to vote proxies has been granted by the client to CWC, CWC will vote all proxies for covered securities, on behalf of a client unless and until such authorization is revoked in writing. If the client wishes to vote their own proxy for a security at any time, the client must notify CWC in advance of CWC voting the proxy, that they wish to vote their own proxy. In such cases, the authorization to vote proxies for all other covered securities will remain with CWC unless and until such authorization is revoked in writing.

Clients may obtain a copy of our complete proxy voting policies and procedures by contacting CWC by telephone, email, or in writing. Clients may request, in writing, information on how proxies for his/her shares were voted. If any client requests a copy of our complete proxy policies and procedures or how we voted proxies for his/her account(s), we will promptly provide such information to the client.

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With respect to ERISA accounts, we will vote proxies unless the plan documents specifically reserve the plan sponsor's right to vote proxies. To direct us to vote a proxy in a particular manner, clients should contact CWC by telephone, email, or in writing.

We will neither advise nor act on behalf of the client in legal proceedings involving companies whose securities are held in the client’s account(s), including, but not limited to, the filing of "Proofs of Claim" in class action settlements. If desired, clients may direct us to transmit copies of class action notices to the client or a third party. Upon such direction, we will make commercially reasonable efforts to forward such notices in a timely manner.

Record Keeping Requirements

CWC will keep the following proxy voting records:

  These proxy voting policies and procedures;
  Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
  Records of client requests for proxy voting information, including a record of the information provided by CWC; and
  Documents prepared by CWC that were material to making the decision of how to vote.

We will keep these records for a minimum of 5 years (see Record Keeping Policy).

Conflicts of Interest

A. Overview

CWC may encounter a material conflict in voting client proxies. CWC has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the CWC, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include:

• CWC provides investment management services to a company whose management is soliciting proxies; and

• A CWC employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant

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in the proxy contest, or a corporate director of the company.

B. Identifying Conflicts of Interest

CWC maintains a listing of all material business conflicts of interests – those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. The firm’s CCO will maintain the list of material business conflicts and is responsible for ensuring the list is updated regularly.

All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the CCO for guidance.

C. Resolving Material Conflicts of Interest

Unless a client requests otherwise, CWC will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

• Engage an independent party to determine how to vote the proxy;

• Vote in proportion to other shareholders;

• Refer the proxy to a client or to a representative of the client for voting purposes; or

• Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote.

Disclosures to Clients

A client may request CWC to deliver this Proxy Voting Policy as well as a record of how we have voted that client’s proxies (should CWC change its policy about voting client proxies.) CWC will use the firm’s Part 2 of Form ADV disclosure to:

A. Notify clients how they may obtain a copy of this policy;

B. Notify clients how they may obtain a record of how their securities were voted; and

C. Summarize the firm’s proxy voting policies.

Voting Policies

CWC will strive to vote all proxies in the best economic interests of its clients. The decision of how to vote will follow the same criteria CWC uses in managing client accounts – to vote for

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proposals in such a manner that, in CWC’s opinion, will increase shareholder value.

A. General Overview

In evaluating a particular proxy proposal, CWC will take into consideration, among other items:

(1) CWC’s determination of how the proxy proposal will impact our clients;

(2) The period of time over which shares of the company are expected to be held in the client’s portfolio;

(3) The size of the position;

(4) The costs involved in the proxy proposal; and

(5) Management’s assertions regarding the proxy proposal.

B. Support of Management’s Recommendations

CWC will generally support management’s recommendations on proxy issues, since management’s ability is a key factor we consider in selecting equity securities for client portfolios. CWC believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when CWC believes the company’s management is acting in an inconsistent manner with our clients’ best interests, we will vote against management’s recommendations.

CLIENT INFORMATION

     A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-355-9345 and on our website at http://wwwcweil.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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PART C FORM N-1A OTHER INFORMATION

ITEM 28. Exhibits.

(a)(1) Declaration of Trust. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(a)(2) Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(a)(3) Amendments to Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 45 filed on June 25, 2012.

(b)(1) By-laws. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(b)(2) Amended and Restated By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 5 filed on May 31, 2005.

(b)(3) Amendment No. 2 to the By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(c) Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust.

(d)(1) Management Agreement between the Trust and Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(d)(2) Management Agreement between the Trust and Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(3) Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(4) Management Agreement between the Trust and Bretton Capital Management, LLC for the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 98 filed on April 30, 2015.

(d)(5)(i) Management Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(d)(5)(ii) Management Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(d)(5)(iii) Management Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(d)(5)(iv) Management Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(d)(6) Management Agreement between the Trust and Outfitter Financial Corp. Incorporated by reference to the Registrant's Post-Effective Amendment No. 66 filed on September 27, 2013.

(d)(7)(i) Management Agreement between the Trust and NWM Fund Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 76 filed on March 31, 2014.

(d)(7)(ii) Amendment to Management Agreement between the Trust and NWM Fund Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 105 filed on July 29, 2015.

(d)(8) Management Agreement between the Trust and 42 Investment Advisory Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 91 filed on October 30, 2014.

(d)(9) Management Agreement between the Trust and Triad Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 102 filed on June 29, 2015.

(d)(10) Management Agreement between the Trust and Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(e)(i) Distribution Agreement. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(e)(ii) Amended Distribution Agreement Schedule A. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(f) Not applicable.

(g)(i) Amended Custodian Agreement with PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(g)(ii) Amended Custodian Agreement Exhibit B. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(h)(1)(i) Amended Transfer Agent Agreement with Mutual Shareholder Services, LLC with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(2)(i) Amended Accounting Services Agreement with Mutual Shareholder Services, LLC, with respect to respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(1)(ii) and (h)(2)(ii) Amended Accounting Services Agreement & Transfer Agent Agreement Exhibit. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(h)(3)(i) Amended Administration Servicing Agreement with Premier Fund Solutions, Inc. with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 76 filed on March 31, 2014.

(h)(3)(ii) Amended Administration Servicing Agreement Exhibit A. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(h)(4)(i) Services Agreement between the Trust and Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(h)(4)(ii) Fee Waiver Agreement between the Trust and Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 109 filed on September 25, 2015.

(h)(5)(i) Services Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(h)(5)(ii) Services Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(h)(5)(iii) Services Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(5)(iv) Services Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(6)(i) Services Agreement between the Trust and Outfitter Financial Corp. Incorporated by reference to the Registrant's Post-Effective Amendment No. 66 filed on September 27, 2013.

(h)(6)(ii) Expense limitation Agreement between the Trust and Outfitter Financial Corp. Incorporated by reference to the Registrant's Post-Effective Amendment No. 100 filed on May 29, 2015.

(h)(7) Services Agreement between the Trust and NWM Fund Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 76 filed on March 31, 2014.

(h)(8) Services Agreement between the Trust and 42 Investment Advisory Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 91 filed on October 30, 2014.

(h)(9) Services Agreement between the Trust and Triad Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 102 filed on June 29, 2015.

(i)(1) Legal Opinion with respect to the Wireless Fund. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(i)(2) Legal Opinion with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(i)(3) Legal Opinion with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(i)(4) Legal Consent with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 104 filed on July 29, 2015.

(i)(5) Legal Consent with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 98 filed on April 30, 2015.

(i)(6) Legal Opinion with respect to the Christopher Weil & Company Core Investment Fund and Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(i)(7) Legal Consent with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 111 filed on October 28, 2015.

(i)(8) Legal Opinion with respect to the Outfitter Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 36 filed on January 30, 2012.

(i)(9) Legal Consent with respect to the Christopher Weil & Company Core Investment Fund and Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(i)(10) Legal Consent with respect to the Outfitter Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 100 filed on May 29, 2015.

(i)(11) Legal Opinion with respect to the NWM Momentum Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 76 filed on March 31, 2014.

(i)(12) Legal Opinion with respect to the Greenleaf Income Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 91 filed on October 30, 2014.

(i)(13) Legal Opinion with respect to the Triad Small Cap Value Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 102 filed on June 29, 2015.

(i)(14) Legal Consent with respect to the NWM Momentum Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 105 filed on July 29, 2015.

(i)(15) Legal Opinion with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(j)(1) Consent of Cohen Fund Audit Services, Ltd. with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 104 filed on July 29, 2015.

(j)(2) Consent of Cohen Fund Audit Services, Ltd. with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 111 filed on October 28, 2015.

(j)(3) Consent of Cohen Fund Audit Services, Ltd. with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 98 filed on April 30, 2015.

(j)(4) Consent of Cohen Fund Audit Services, Ltd. with respect the Christopher Weil & Company Core Investment Fund and Christopher Weil & Company Global Dividend Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(j)(5) Consent of Cohen Fund Audit Services, Ltd. with respect the Outfitter Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 100 filed on May 29, 2015.

(j)(6) Consent of Cohen Fund Audit Services, Ltd. with respect to the NWM Momentum Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 105 filed on July 29, 2015.

(j)(7) Consent of Cohen Fund Audit Services, Ltd. with respect to the Greenleaf Income Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 91 filed on October 30, 2014.

(j)(8) Consent of auditors with respect to the Triad Small Cap Value Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 102 filed on June 29, 2015.

(j)(9) Consent of auditors with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(k) Not applicable.

(l) Not applicable

(m) Distribution Plan under Rule 12b-1 for the Class C Shares of the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(n) Rule 18f-3 Plan for the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 57 filed on May 31, 2013.

(o) Reserved.

(p)(1) Code of Ethics for the Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(p)(2) Code of Ethics for Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(p)(3) Amended Code of Ethics for Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 51 filed on October 26, 2012.

(p)(4) Amended Code of Ethics for St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 111 filed on October 28, 2015.

(p)(5) Code of Ethics for Bretton Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(p)(6) Code of Ethics for Christopher Weil & Company, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(p)(7) Amended Code of Ethics for Outfitter Financial Corp. Incorporated by reference to the Registrant's Post-Effective Amendment No. 100 filed on May 29, 2015.

(p)(8) Code of Ethics for NWM Fund Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 76 filed on March 31, 2014.

(p)(9) Code of Ethics for 42 Investment Advisory Group, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 91 filed on October 30, 2014.

(p)(10) Code of Ethics for Triad Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 102 filed on June 29, 2015.

(p)(11) Code of Ethics for Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(q) Powers of Attorney of the Registrant and the Officers and the Trustees of the Registrant. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

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ITEM 29. Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification.

Reference is made to the Registrant's Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of the Investment Adviser.

See the Prospectuses section entitled “Management of the Fund–Adviser” and the Statement of Additional Information section entitled “Investment Adviser” for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serve as investment advisers to other institutional and individual clients.

ITEM 32. Principal Underwriter.

(a)	Rafferty Capital Markets, LLC (“RCM”), 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the Trust’s principal underwriter. RCM also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Adirondack Funds, Chou America Mutual Funds, Conestoga Funds, Cottonwood Mutual Funds, Direxion Funds, EntrepreneurShares Series Trust, Epiphany Funds, FMI Funds Inc., Leuthold Funds, Marketocracy Funds, Philadelphia Investment Partners New Generation Fund, PSP

Family of Funds, Ranger Funds Investment Trust, Reynolds Funds, Satuit Capital Management Trust, Sparrow Funds, Valley Forge Fund and Walthausen Funds.

(b)	The following table identifies the Officers of RCM and their positions, if any, with the Trust. The business address of each of these individuals is 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530.

Name	Position with Underwriter	Position with Trust

Thomas A. Mulrooney	President	None
Stephen P. Sprague	Chief Financial Officer	None

(c)	No commissions or other compensation were received, directly or indirectly, from the Registrant during the most recent fiscal year by the principal underwriter.

ITEM 33. Location of Accounts And Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant at 1939 Friendship Drive, Suite C, El Cajon, California 92020 and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, US Bank, 425 Walnut Street, Cincinnati, Ohio 45202. Certain books and records relating to the Trust’s series portfolios are maintained at the offices of the advisers to the Trust’s series portfolios:

(a) Value Trend Capital Management, LP, located at 1939 Friendship Drive, Suite C, El Cajon, California, keeps records relating to its function as the investment adviser to the Wireless Fund.

(b) Castle Investment Management, LLC, located at 210 N. Lee Street, Suite 105, Alexandria, VA 22314, keeps records relating to its function as the investment adviser to the Castle Focus Fund.

(c) St. James Investment Company, LLC, located at 3838 Oak Lawn Avenue, Suite 1414, Dallas, Texas 75219, keeps records relating to its function as the sub-adviser to the Castle Focus Fund.

(d) Bretton Capital Management, LLC, located at 100 Broadway #209, San Francisco, CA 94111, keeps records relating to its function as the adviser to the Bretton Fund.

(e) Christopher Weil & Company, Inc., located at 12555 High Bluff Drive, Suite 180, San Diego, California 92130, keeps records relating to its function as the investment adviser to the Christopher Weil & Company Core Investment Fund and Christopher Weil & Company Global Dividend Fund.

(f) Outfitter Financial Corp. located at 1497 Chain Bridge Road, McLean, VA 22101, keeps records relating to its function as the investment adviser to the Outfitter Fund.

(i) NWM Fund Group, LLC located at 1836 Second Street, Napa, CA 94559-2328, keeps records relating to its function as the investment adviser to the NWM Momentum Fund.

(g) 42 Investment Advisory Group, LLC located at 29525 Chagrin Blvd., Suite 309, Pepper Pike, Ohio 44122, keeps records relating to its function as the investment adviser to the Greenleaf Income Growth Fund.

(h) Triad Investment Management, LLC located at 1301 Dove Street, Suite 1080, Newport Beach, CA 92660, keeps records relating to its function as the investment adviser to the Triad Small Cap Value Fund.

(i) Ensemble Capital Management, LLC located at 1350 Bayshore Highway, Suite 460, Burlingame, CA 94010, keeps records relating to its function as the investment adviser to the Ensemble Fund.

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 115 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of El Cajon and the State of California on this 28th day of January 2016.

PFS Funds By: /s/ Ross C. Provence* Ross C. Provence, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 115 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Ross C. Provence*	President of the Funds	January 28, 2016
Ross C. Provence

/s/ Jeffrey R. Provence	Secretary, Treasurer and	January 28, 2016
Jeffrey R. Provence	Trustee of the Funds

/s/ Thomas H. Addis III*	Trustee of the Funds	January 28, 2016
Thomas H. Addis III

/s/ Allen C. Brown*	Trustee of the Funds	January 28, 2016
Allen C. Brown

/s/ George Cossolias*	Trustee of the Funds	January 28, 2016
George Cossolias, CPA

* By: /s/ Jeffrey R. Provence
        Jeffrey R. Provence, Secretary, Treasurer and Attorney-In-Fact

Date: January 28, 2016